SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 25, 2000


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                     59-3305930
 (State or other juris-     (Commission file number)          (IRS employer
diction of incorporation)                                   identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On February 25, 2000, the Registrant issued a news release entitled "Darden Expects Casual Dining Restaurant Sales to Double to $95 Billion and Intends To Increase Its Leading Market Share."

Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                      Exhibit Number    Description

                            99 Press Release dated February 25, 2000, entitled "Darden Expects Casual Dining Restaurant Sales to Double to $95 Billion and Intends to Increase its Leading Market Share Position."


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 28, 2000              DARDEN RESTAURANTS, INC.



                                       By: /s/ Paula J. Shives
                                           -----------------------------
                                           Paula J. Shives
                                           Senior Vice President,
                                           General Counsel and Secretary

                                INDEX TO EXHIBITS


Exhibit Number                                                            Page

      99            Press  Release  dated  February 25, 2000,
                    entitled  "Darden Expects  Casual  Dining
                    Restaurant Sales to Double to $95 Billion
                    and Intends to Increase its Leading Market
                    Share Position."                                        5



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